EXHIBIT 24


                                POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint Marjorie S. Holsinger our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1997, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

      Signature                            Title                             Date

 /s/ John Chirtea                       Director                          February 25, 1998
-----------------------------
John Chirtea

                                        Director
-----------------------------
Susan D. Goff

 /s/ Solomon Graham                     Director                          February 25, 1998
-----------------------------
Solomon Graham

                                        Director
-----------------------------
Gilbert L. Hardesty

 /s/ Joyce R. Hawkins                   Director                          February 25, 1998
-----------------------------
Joyce R. Hawkins

 /s/ Thomas O. Keech                    Director                          February 25, 1998
-----------------------------
Thomas O. Keech

 /s/ Charles F. Mess                    Director                          February 25, 1998
-----------------------------
Charles F. Mess

                                        Director
-----------------------------
Robert L. Mitchell

 /s/ Robert L. Orndorff, Jr.            Director                          February 25, 1998
-----------------------------
Robert L. Orndorff, Jr.

 /s/ David E. Rippeon                   Director                          February 25, 1998
-----------------------------
David E. Rippeon

 /s/ Lewis R. Schumann                  Director                          February 25, 1998
-----------------------------
Lewis R. Schumann

 /s/ W. Drew Stabler                    Director, Chairman of the         February  25, 1998
-----------------------------             Board
 W. Drew Stabler
